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                                    FORM 8-A
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              INFOCURE CORPORATION
 ................................................................................
              (Exact name of registrant as specified in its charter

               Delaware                                   58-2271614
 ................................................................................
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

             2970 Clairmont Road, Suite 950, Atlanta, Georgia 30329
 ................................................................................
(Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                      Name of each exchange on which
        to be so registered                      each class is to be registered

  Common Stock, $.001 par value                      American Stock Exchange
---------------------------------                -------------------------------

         If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box: [ ]

         If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box: [ ]

         Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
 ................................................................................
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the common stock, $.001 par value ("Common Stock") is incorporated by reference to description contained on pages 43-44 of the Preliminary Prospectus included as part of Amendment No. 2 to Registration Statement No. 333-18923 on Form SB-2 which was filed with the Securities and Exchange Commission on March 3, 1997 by InfoCure Corporation.
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ITEM 2.  EXHIBITS.

1.       Registration Statement              Registration Statement No.
                                             333-18923 on Form SB-2 filed on
                                             December 27, 1996 and all
                                             amendments thereto heretofore or
                                             hereafter filed are incorporated by
                                             reference.

2.       Articles of Incorporation           Incorporated by reference to
                                             Exhibit 3.1 to the Registration
                                             Statement No. 333-18923 on Form
                                             SB-2 filed by InfoCure Corporation
                                             on December 27, 1996.

3.       Bylaws                              Incorporated by reference to
                                             Exhibit 3.2 to the Registration
                                             Statement No. 333-18923 on Form
                                             SB-2 filed by InfoCure Corporation
                                             on December 27, 1996.

4.       Specimen Stock Certificate          Incorporated by reference to
                                             Exhibit 4.1 to be filed as an
                                             Exhibit to Registration Statement
                                             No. 333-18923 on Form SB-2.


                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    INFOCURE CORPORATION


                                    By: /s/ Frederick L. Fine
                                       -----------------------------------------
                                        Frederick L. Fine, President

Date:   March 11, 1997